Exhibit 10.3(ab)
IAE PROPRIETARY INFORMATION

628 Hebron Avenue, Suite 400
Glastonbury, CT 06033 USA

November 9, 2012

Mr. Mark Powers
Chief Financial Officer
JetBlue Airways Corporation
27-01 Queens Plaza North
Long Island City, NY 11101

Subject:	Side Letter No. 37 to the V2500 General Terms of Sale Agreement between JetBlue Airways Corporation and IAE International Aero Engines AG dated May 4, 1999.

Ladies and Gentlemen:

We refer to the General Terms of Sale Agreement dated May 4, 1999 between IAE International Aero Engines AG (“IAE”) and JetBlue Airways Corporation (“JetBlue”), as amended from time to time, such contract being hereinafter referred to as the "Agreement".

Unless expressly stated to the contrary, and to the extent possible, capitalized terms used in this Side Letter Agreement No. 37 (“Side Letter No. 37”) shall have the same meaning given to them in the Agreement. In the event of a conflict between the terms and provisions of this Side Letter No. 37 and those of the Agreement, this Side Letter No. 37 shall govern.

WHEREAS:

A.	The Parties wish to [***];

B.	JetBlue has agreed with the Aircraft Manufacturer to convert the aircraft model of thirty (30) Firm Aircraft from A320 to A321 and now wishes to reflect such changes in the Agreement;

C.	JetBlue has agreed with the Aircraft Manufacturer to certain Firm Aircraft scheduling changes and now wishes to reflect such changes in the Agreement;

D.	JetBlue has agreed with the Aircraft Manufacturer to cancel certain Option Aircraft and now wishes to reflect such changes in the Agreement;

E.	The Parties wish to amend certain terms and conditions with respect to the calculations of [***] for future Firm Aircraft deliveries under the Agreement;

F.	The Parties wish to amend the terms and conditions under which JetBlue procures the SelectOneTM Production Standard from IAE under the Agreement; and

G.	The Parties wish to [***] contained in the Agreement.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Revision to Exhibit B-1 to the Agreement

1.1
The Parties hereby agree that Exhibit B-1 to the Agreement, Aircraft Delivery Schedule, is hereby deleted in its entirety and replaced by the revised delivery schedule attached as Appendix 1 hereto which captures the amendments as set forth in Sections 2, 3, 4 and 5 below.

1.2	The Parties hereby agree that Exhibit B-2 to the Agreement, Purchased Items, Price, Escalation Formula and Delivery, is hereby deleted in its entirety and replaced by Appendix 2 attached hereto.

2.	Aircraft [***]

2.1.
The Parties agree that of the forty-eight (48) Firm Aircraft still left to be delivered as of the date of this Side Letter No. 37 (the “Firm Backlog Aircraft”), the twenty-one (21) Incremental Firm Aircraft still left to be delivered shall hereafter [***]. This Side Letter No. 37 along with Side Letter No. 32, Side Letter No. 34 and Side Letter No. 36 together: (i) increase the total quantity of [***] from thirty (30) to fifty-five (55) and (ii) decrease the total quantity of [***] from sixty-five (65) to forty (40).

2.2.	[***].

2.3.	The Parties agree to [***] for Firm Aircraft No. 126, Firm Aircraft No. 127 and Firm Aircraft No. 128 which were delivered as [***] subject to Sections 6 and 7 below. The Parties agree to [***].

3.	Aircraft Conversion

3.1.
The Parties agree that Thirty (30) Firm Backlog Aircraft, Firm Aircraft No. 133 through Firm Aircraft No. 162 inclusive as set forth in Exhibit B-1 to the Agreement attached as Appendix 1 hereto, shall be converted from A320 Firm Aircraft powered by V2527-A5 Engines to A321 Firm Aircraft powered by V2533-A5 Engines.

4.	Aircraft Rescheduling

4.1.	The delivery schedule for Firm Backlog Aircraft shall be deferred as set forth in Exhibit B-1 to the Agreement attached as Appendix 1 hereto.

4.2.	The Parties agree that [***].

5.	Option Aircraft Cancellation

5.1.	The twenty-two (22) remaining 2004 Option Aircraft are hereby cancelled and deleted from the Agreement.

6.	Escalation for Firm Backlog Aircraft Deliveries

6.1.	The [***] for Firm Backlog Aircraft shall be calculated from a base month of [***] in accordance with the applicable formula in Exhibit B-2 as follows:

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

6.1.1.	escalation shall be calculated to [***] of the Firm Backlog Aircraft, except to the extent that [***], in which case escalation shall be calculated to [***] as set forth in Appendix 1 hereto; or

6.1.2.	in the event that JetBlue is the sole cause of a delay in delivery of any Firm Backlog Aircraft beyond its scheduled delivery date, escalation shall be calculated to [***]; or

6.1.3.	in the event that IAE is the sole cause of a delay in delivery of any Firm Backlog Aircraft beyond its scheduled delivery date, escalation shall be calculated to [***]; or

6.1.4.
in the event that the Aircraft Manufacturer is the cause of a delay in the delivery of any Firm Backlog Aircraft beyond its scheduled delivery date (and such delay is not due to the acts, omissions or request of JetBlue, escalation shall be calculated to [***].

Notwithstanding the foregoing, in no event shall [***] of all pricing and credits for any Firm Backlog Aircraft [***] as set forth in Appendix1 hereto.

6.2.
Notwithstanding Clause 6.1 above, for the period beginning January 1, 2003 and ending December 31, 20[***], escalation for all pricing and credits for Firm Backlog Aircraft as calculated by the applicable escalation formula in Exhibit B-2 shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit B [***].

6.3.
Notwithstanding anything to the contrary in the Agreement, upon delivery of each Firm Backlog Aircraft, IAE will, as of the respective dates of delivery of each of the Firm Backlog Aircraft delivered to and accepted by JetBlue, calculate [***]:

6.4.1.	The Deemed Shipset Price (as defined below) escalated in accordance with Clause 6.1 above; [***]

6.4.2.	The Deemed Shipset Price escalated in accordance with Clause 6.1 above [***].
IAE will [***]. For the purposes of administering this provision, the “Deemed Shipset Price” is as follows:

Aircraft (Engine) Type	Deemed Shipset Price ([***])
A319-100 (V2524-A5)	US$[***]
A320-200 (V2527-A5)	US$[***]
A321-100 (V2533-A5)	US$$[***]

6.4.	Clause d of Side Letter No. 25, Credits and Late Delivery Period, is hereby deleted in its entirety from Side Letter No. 25.

6.5.	Clause e of Side Letter No. 25, Limitation to Late Delivery Period, is hereby deleted in its entirety from Side Letter No. 25.

7.	Amendments to SelectOneTM Terms and Conditions

7.1.	Clause 1.2 of Section 1 of Side Letter No. 21, Definitions, is hereby deleted in its entirety from Side Letter No. 21 and replaced with the following:
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

“1.2	“SelectOne™ Engines” shall mean each V2500-A5 Engines in which the SelectOne™ Production Standard has been incorporated at production.”

7.2.	Section 2 of Side Letter No. 21, Purchase of SelectOneTM Engines, is hereby deleted in its entirety from Side Letter No. 21 and replaced with the following:
“2.    Purchase of SelectOne™ Engines

2.1	JetBlue shall pay IAE for each SelectOneTM Engine as follows:

2.1.1
For each SelectOne™ Engine originally installed from new on SelectOne™ Eligible Aircraft delivered to JetBlue on or after the SelectOne™ Production Date (“SelectOne™ Installed Engine”), [***] (US$[***]) [***] US$ per SelectOne™ Installed Engine (the “SelectOne™ Purchase Price”);

2.1.2	For each SelectOne™ Production Standard Spare Engine (“SelectOne™ Spare Engine”), the SelectOne™ Purchase Price.

2.2	In addition to the SelectOne™ Purchase Price, JetBlue will also pay for each SelectOneTM Eligible Aircraft the following amounts, as applicable (the “[***]”):

2.2.1	[***] (US$[***]) in [***] US$ per SelectOneTM Eligible Aircraft delivered with V2527-A5 rated SelectOneTM; or

2.2.2	[***] (US$[***]) in [***] US$ per SelectOneTM Eligible Aircraft delivered with V2533-A5 rated SelectOneTM Engines.

2.3	The Parties agree that for each SelectOneTM Eligible Aircraft delivered to JetBlue, the [***] provided to JetBlue for such aircraft shall be [***], escalated in accordance in Section 2.4 below.

2.4	The escalation of each SelectOne™ Purchase Price and [***] shall be calculated in accordance with Section 6 of Side Letter No. 37.”

7.3.	Section 3 of Side Letter No. 21, [***], is hereby deleted in its entirety from Side Letter No. 21 and replaced with the following:
“3.    [Reserved]”

7.4.	Section 4 of Side Letter No. 21, [***], is hereby deleted in its entirety from Side Letter No. 21 and replaced with the following:
“4.    [Reserved]”

7.5.	Section 3 of Exhibit A to Side Letter No.21, [***], is hereby deleted in its entirety and replaced with the following:
“3.    SelectOneTM Purchase Price

3.1	JetBlue shall pay IAE for each SelectOneTM Engine as follows:
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

3.1.1
For each SelectOne™ Engine originally installed from new on SelectOne™ Eligible Aircraft delivered to JetBlue on or after the SelectOne™ Production Date (“SelectOne™ Installed Engine”), [***] Dollars (US$[***]) in [***]US$ per SelectOne™ Installed Engine (the “SelectOne™ Purchase Price”);

3.1.2	For each SelectOne™ Production Standard Spare Engine (“SelectOne™ Spare Engine”), the SelectOne™ Purchase Price.

3.2	The SelectOne™ Purchase Price shall be escalated from a base month of [***] in accordance with the formula in Exhibit A-1 hereto to [***]. To the extent that JetBlue [***].

3.3
Notwithstanding Clause 3.2 above, for the period beginning January 1, 2005 and ending December 31, 20[***], escalation for the SelectOne™ Purchase Price as calculated in accordance with the formula in Exhibit A-1 hereto shall be [***], provided that for any year in which escalation calculated by the formula in Exhibit A-1 [***].

3.4
For the avoidance of doubt, the pricing information provided in this Section 3 has been reproduced in its entirety from the pricing information contained in Section 2.1 to Side Letter No. 21, as amended from time to time.”

7.6.	The Parties agree that as of the date of this Side Letter No. 37, [***] as set forth in Sections 3 and 4 of Side Letter No. 21 is null and void and JetBlue hereby [***].

8.	Removal of [***]

8.1.	[***], is hereby deleted in its entirety from [***]

8.2.	The Parties agree that as of the date of this Side Letter No. 37, [***] as set forth in [***] is [***] for Engines delivered to JetBlue at any time under the Agreement.

9.	Miscellaneous

9.1.	This Side Letter No. 37 is not, and shall not be construed as, a waiver of either Party’s rights or remedies.

9.2.
This Side Letter No. 37 contains matters of a confidential and proprietary nature and is delivered on the express condition that its terms shall not be disclosed to any third party or reproduced in whole or in part for anyone other than the parties hereto without the other party's prior written consent, unless otherwise stated herein.

9.3.
This Side Letter No. 37 constitutes a valid, legal, binding obligation. This Side Letter No. 37 shall be construed and interpreted in accordance with the laws of the State of Connecticut, United States of America with the exception of its conflict of law provisions.

9.4.	This Side Letter No. 37 may be executed in one or more counterparts, each of which when so executed and delivered shall be an original but shall constitute one and the same instrument.
[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Except as expressly amended by this Side Letter No. 37, all provisions of the Agreement (as amended from time to time by various side letters and amendments) remain in full force and effect.

Very truly yours,	Agreed to and accepted on behalf of
IAE International Aero Engines AG	JetBlue Airways Corporation
/s/ Debarshi Mandal______________ _ By	/s/ Mark D. Powers__________________ By
Debarshi Mandal__________________ Name	Mark D. Powers_____________________ Name
Commercial Manager_____________ _ Title	Chief Financial Officer________________ Title

IAE PROPRIETARY INFORMATION

APPENDIX 1

Exhibit B-1

Aircraft Delivery Schedule

As of November 2012
____________________________________________________________________________________
Glossary Notes:

•	R denotes the Incremental Firm Aircraft that will be treated as [***] in accordance with Section 2 of Side Letter No. 37.

•
* denotes Firm Aircraft that have received or will receive the $[***] ([***])$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25.

•
** denotes Firm Aircraft that have received or will receive the $[***] ([***]$) spare parts credit as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25.

•
† denotes Firm Aircraft that have received or will receive the both the $[***] ([***]$) and $[***] ([***]$) the spare parts credits and as set forth in Section 7 of Side Letter No. 13 or Section 7 of Side Letter No. 17, as applicable, and as amended by Side Letter No. 25.

•	Delivered Aircraft are indicated by italics typeface.

•
Applicable escalation formulae, indicated for the calculation of Fleet Introductory Assistance credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 to the Agreement.

____________________________________________________________________________________

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 1	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 2	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 3	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 4	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 5	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 6	Existing Firm Aircraft	A320	[***]	2,000	Formula I
No. 7	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 8	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 9	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 10	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 11	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 12	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 13	Existing Firm Aircraft	A320	[***]	2,001	Formula I
No. 14	Existing Firm Aircraft	A320	[***]	2,002	Formula I
No. 15	Existing Firm Aircraft	A320	[***]	2,002	Formula I
No. 16	Existing Firm Aircraft	A320	[***]	2,002	Formula I
No. 17	Existing Firm Aircraft	A320	[***]	2,002	Formula I
No. 18	Existing Firm Aircraft	A320	[***]	2,002	Formula I
No. 19	Existing Firm Aircraft	A320	[***]	2,002	Formula I

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 20	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 21	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 22	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 23	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 24	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 25	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 26	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 27	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 28	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 29	Existing Firm Aircraft	A320	[***]	2002	Formula I
No. 30	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 31	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 32	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 33	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 34	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 35	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 36	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 37	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 38	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 39	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 40	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 41	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 42	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 43	Existing Firm Aircraft	A320	[***]	2003	Formula I	*
No. 44	Existing Firm Aircraft	A320	[***]	2003	Formula I
No. 45	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 46	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 47	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 48	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 49	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 50	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 51	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 52	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 53	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 54	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 55	Incremental Firm Aircraft	A320	[***]	2004	Formula I
No. 56	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 57	Existing Firm Aircraft	A320	[***]	2004	Formula I
No. 58	Existing Firm Aircraft	A320	[***]	2004	Formula I	*
No. 59	Incremental Firm Aircraft	A320	[***]	2004	Formula I

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 60	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 61	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 62	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 63	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 64	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 65	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 66	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 67	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 68	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 69	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 70	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 71	Incremental Firm Aircraft	A320	[***]	2005	Formula I	**
No. 72	Existing Firm Aircraft	A320	[***]	2005	Formula I
No. 73	Existing Firm Aircraft	A320	[***]	2005	Formula I	*
No. 74	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 75	Incremental Firm Aircraft	A320	[***]	2005	Formula I
No. 76	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 77	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 78	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*
No. 79	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 80	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 81	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 82	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 83	Incremental Firm Aircraft	A320	[***]	2006	Formula I	*
No. 84	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 85	Existing Firm Aircraft	A320	[***]	2006	Formula I
No. 86	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 87	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 88	Existing Firm Aircraft	A320	[***]	2006	Formula I	*
No. 89	Incremental Firm Aircraft	A320	[***]	2006	Formula I	**
No. 90	Incremental Firm Aircraft	A320	[***]	2006	Formula I
No. 91	2004 Incremental Aircraft	A320	[***]	2006	Formula II
No. 92	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 93	Existing Firm Aircraft	A320	[***]	2007	Formula I	*
No. 94	2004 Incremental Aircraft	A320	[***]	2007	Formula II
No. 95	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 96	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 97	Existing Firm Aircraft	A320	[***]	2007	Formula I
No. 98	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 99	Incremental Firm Aircraft	A320	[***]	2007	Formula I

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 100	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 101	Incremental Firm Aircraft	A320	[***]	2007	Formula I	**
No. 102	Incremental Firm Aircraft	A320	[***]	2007	Formula I
No. 103	Incremental Firm Aircraft	A320	[***]	2007	Formula I	*
No. 104	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 105	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 106	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 107	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 108	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 109	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 110	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 111	Incremental Firm Aircraft	A320	[***]	2008	Formula I	**
No. 112	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 113	Incremental Firm Aircraft	A320	[***]	2008	Formula I	*
No. 114	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 115	Incremental Firm Aircraft	A320	[***]	2008	Formula I
No. 116	Incremental Firm Aircraft	A320	[***]	2009	Formula I	**
No. 117	Incremental Firm Aircraft	A320	[***]	2009	Formula I
No. 118	Incremental Firm Aircraft	A320	[***]	2009	Formula I	*
No. 119	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 120	Incremental Firm Aircraft	A320	[***]	2010	Formula I
No. 121	Incremental Firm Aircraft	A320	[***]	2010	Formula I	**
No. 122	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 123	2004 Incremental Aircraft	A320	[***]	2011	Formula II	†
No. 124	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 125	2004 Incremental Aircraft	A320	[***]	2011	Formula II
No. 126	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 127	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 128	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R†
No. 129	2004 Incremental Aircraft	A320	[***]	2012	Formula II	R
No. 130	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 131	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 132	2004 Incremental Aircraft	A320	[***]	2013	Formula II	R
No. 133	2004 Incremental Aircraft	A321	[***]	2013	Formula II	†
No. 134	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 135	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 136	2004 Incremental Aircraft	A321	[***]	2013	Formula II
No. 137	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 138	2004 Incremental Aircraft	A321	Year	2014	Formula II	R†

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

Rank No.	Firm Aircraft Category	Aircraft Type	Contracted Month	Contracted Year	Applicable Escalation
No. 139	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 140	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 141	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 142	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 143	2004 Incremental Aircraft	A321	Year	2014	Formula II	†
No. 144	2004 Incremental Aircraft	A321	Year	2014	Formula II
No. 145	2004 Incremental Aircraft	A321	Year	2014	Formula II	R
No. 146	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 147	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 148	2004 Incremental Aircraft	A321	Year	2015	Formula II	†
No. 149	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 150	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 151	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 152	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 153	2004 Incremental Aircraft	A321	Year	2015	Formula II	R†
No. 154	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 155	2004 Incremental Aircraft	A321	Year	2015	Formula II
No. 156	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 157	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 158	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 159	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 160	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 161	2004 Incremental Aircraft	A321	Year	2016	Formula II
No. 162	2004 Incremental Aircraft	A321	Year	2016	Formula II	R
No. 163	2004 Incremental Aircraft	A320	Year	2016	Formula II
No. 164	2004 Incremental Aircraft	A320	Year	2016	Formula II
No. 165	2004 Incremental Aircraft	A320	Year	2016	Formula II
No. 166	2004 Incremental Aircraft	A320	Year	2017	Formula II
No. 167	2004 Incremental Aircraft	A320	Year	2017	Formula II
No. 168	2004 Incremental Aircraft	A320	Year	2017	Formula II
No. 169	2004 Incremental Aircraft	A320	Year	2017	Formula II	R
No. 170	2004 Incremental Aircraft	A320	Year	2017	Formula II	R
No. 171	2004 Incremental Aircraft	A320	Year	2017	Formula II	R
No. 172	2004 Incremental Aircraft	A320	Year	2017	Formula II	R
No. 173	2004 Incremental Aircraft	A320	Year	2017	Formula II	R

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

APPENDIX 2
Exhibit B-2

Purchased Items, Price, Escalation Formula and Delivery

As of November 2012
____________________________________________________________________________________
Glossary Notes:

•	Delivered Firm Spare Engines are indicated by italics typeface

•
Applicable escalation formulae, indicated for the calculation of Spare Engine pricing and credits, are in accordance with Side Letter No. 13 and Side Letter No. 17 to the Agreement, as amended by Side Letter No. 25 to the Agreement.

____________________________________________________________________________________

Rank No.	Engine Model	Basic Contract Price (US$)	Base Month	Qty	Applicable Escalation	Contracted Delivery Date

No. 1	V2527-A5	[***]	[***]	1	Formula I	[***]-99
No. 2	V2527-A5	[***]	[***]	1	Formula I	[***]-00
No. 3	V2527-A5	[***]	[***]	1	Formula I	[***]-01
No. 4	V2527-A5	[***]	[***]	1	Formula I	[***]-02
No. 5	V2527-A5	[***]	[***]	1	Formula I	[***]-02
No. 6	V2527-A5	[***]	[***]	1	Formula I	[***]-03
No. 7	V2527-A5	[***]	[***]	1	Formula I	[***]-04
No. 8	V2527-A5	[***]	[***]	1	Formula I	[***]-05
No. 9	V2527-A5	[***]	[***]	1	Formula I	[***]-05
No. 10	V2527-A5	[***]	[***]	1	Formula II	[***]-06
No. 11	V2527-A5	[***]	[***]	1	Formula I	[***]-06
No. 12	V2527-A5	[***]	[***]	1	Formula II	[***]-07
No. 13	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 14	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 15	V2527-A5	[***]	[***]	1	Formula II	[***]-07
No. 16	V2527-A5	[***]	[***]	1	Formula I	[***]-07
No. 17	V2527-A5	[***]	[***]	1	Formula I	[***]-08
No. 18	V2527-A5	[***]	[***]	1	Formula I	[***]-08
No. 19	V2527-A5	[***]	[***]	1	Formula I	[***]-09
No. 20	V2527-A5	[***]	[***]	1	Formula I	[***]-10
No. 21	V2527-A5	[***]	[***]	1	Formula II	[***]-10
No. 22	V2527-A5	[***]	[***]	1	Formula I	[***]-10
No. 23	V2527-A5	[***]	[***]	1	Formula I	[***]-11
No. 24	V2533-A5	[***]	[***]	1	Formula II	[***]-11
No. 25	V2533-A5	[***]	[***]	1	Formula II	[***]-11
No. 26	V2533-A5	[***]	[***]	1	Formula II	[***]-11
No. 27	V2533-A5	[***]	[***]	1	Formula II	[***]-12
No. 28	V2533-A5	[***]	[***]	1	Formula II	[***]-12

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

ESCALATION FORMULA I

1.
Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

P = Pb ( [***] L + [***] M + [***] E )
Lo     Mo     Eo

Where:

P = the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar

Pb = unit base price or other sum.

Lo = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the Labor for the month preceding the base month by four months.

L = the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the month preceding the month of delivery or other date of determination by four months.

Mo = the “Producer Price Index, Code 10, for Metals and Metal Products” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

M = the “Producer Price Index, Code 10, for Metals and Metal Products” for the month preceding the base month by four months.

Eo = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” published by the Bureau of Labor Statistics in the U.S. Department of Labor for the month preceding the base month by four months.

E = the “Producer Price Index, Code 5, for Fuel and Related Products and Power” for the month preceding the base month by four months.

The values of the factors [***] L + [***] M + [***] E
Lo     Mo     Eo

Respectively, shall be determined to the nearest fourth decimal place. If the fifth decimal is five or more, the fourth decimal place shall be raised to the next higher number.

If the U.S. Department of Labor ceases to publish the above statistics or modifies the basis of their calculation, then IAE may substitute any officially recognized and substantially equivalent statistics.

The Basic Contract Prices contained in this Exhibit B are subject to escalation from a Base Month of [***] to the month of delivery using using Lo, Mo and Eo values for September 2002.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

If the application of the formula contained in this Exhibit B results in a Purchase Price which is lower than the Basic Contract Price, the Basic Contract Price will be deemed to be the Purchase Price for such Supplies.

ESCALATION FORMULA II

1.
Any unit base price or other sum expressed to be subject to escalation from a base month to a month of delivery or other date of determination in accordance with the IAE Escalation Formula will be subject to escalation in accordance with the following formula:

Pi	= (Pb+F) x CPI where:

Pi	= the invoiced purchase price or escalated sum rounded to the nearest U.S. Dollar.

Pb    =    unit base price or other sum.

F    =    [***] (N)(Pb)

N    =    the calendar year of scheduled delivery or other date of determination minus 2003

CPI    =    [***] (L) + [***] (M)

L    =    Labor Ratio defined below

M    =    Material Ratio defined below

IAE’s Composite Price Index (“CPI”) is the sum of [***] percent of the Labor ratio and [***] percent of the Material Ratio, with the sum rounded to the nearest ten thousandth.
The quarterly value published for the Employment Cost Index will be deemed to apply to each month of the quarter.
The Labor Ratio is the “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” as published quarterly by the Bureau of Labor Statistics, U.S. Department of Labor for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value of “North American Industry Classification System (NAICS) Wages and Salaries for Aircraft Manufacturing (NAICS Code 336411), CIU2023211000000I” for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month. To be clear the quarterly value of CIU2023211000000I will apply to each month of a given quarter.

The Material Ratio is the “Producer Price Index, Industrial Commodities, WPU03thru15”, as published monthly by the Bureau of Labor Statistics, U.S. Department of Labor, for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the month of scheduled delivery for each engine/equipment; divided by the value for Industrial Commodities for the arithmetic average of the fifth, sixth and seventh months (rounded to the nearest tenth) preceding the Base Month.

For a given month, the escalation shall be computed by using the applicable Index value, which the Bureau has published as the time of delivery or other date of determination.

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

IAE PROPRIETARY INFORMATION

2.	If the U.S. Department of Labor changes the base year for determination of the Index values as defined above, such re-based values will be incorporated in the escalation calculation.

3.
If the U.S. Department of Labor revises the methodology used for the determination of the values to be used to determine the CPI or, for any reason, has not released values needed to determine the CPI, IAE, in its sole discretion, shall select a substitute for such values from data published by the Bureau of Labor Statistics or otherwise make revisions to the escalation formula such that the escalation will as closely as possible approximate the result that would have been attained by continuing the use of the original escalation formula and values as they may have fluctuated during the applicable time period.

4.
The invoiced purchase price, which in no event shall be less than the unit base price, shall be the final price. If the calculated sum of L + M is less than 1.0000, then the value of the sum is adjusted to 1.0000.